                                                                    EXHIBIT 10.4


                      THIRD AMENDMENT TO CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment"), dated as of June 14, 1996, is entered into among BABBAGE'S, INC., a Texas corporation ("Babbage's"), SOFTWARE ETC. STORES, INC., a Delaware corporation ("Software"; Babbage's and Software are referred to collectively as the "Borrowers" and individually as a "Borrower"), the banks listed on the signature pages hereof (the "Lenders"), NATIONSBANK OF TEXAS, N.A., in its capacity as administrative agent (in said capacity, the "Administrative Lender").


                                   BACKGROUND

         A. Borrowers, Lenders and Administrative Lender heretofore entered into that certain Credit Agreement, dated as of August 28, 1995, as amended by that certain First Amendment to Credit Agreement, dated as of January 30, 1996, and that certain Second Amendment to Credit Agreement, dated as of April 30, 1996 (said Credit Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

         B. Borrowers, Lenders and Administrative Lender desire to make an amendment to the Credit Agreement.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrowers, Lenders and Administrative Lender covenant and agree as follows:

         1.      AMENDMENTS.

                 (a) The definition of "Babbage's Borrowing Base" set forth in Article 1 of the Credit Agreement is hereby amended to read as follows:

                          "'Babbage's Borrowing Base' means (a) so long as the
                 Parent and/or the Borrowers have not obtained at least $20,000,000 in aggregate principal of Indebtedness on terms satisfactory to the Determining Lenders (the "Mezzanine Debt"), (i) 50% of Eligible Inventory of Babbage's at such time that the sum of the Eligible Inventory of Babbage's and Software is less than $120,000,000 and (ii) 45% of Eligible Inventory of Babbage's at such time that the sum of the Eligible Inventory of Babbage's and Software is equal to or greater than $120,000,000, and (b) after such time as the Parent and/or the Borrowers have obtained the Mezzanine Debt, 45% of Eligible Inventory of Babbage's."

                 (b) The definition of "Software Borrowing Base" set forth in Article 1 of the Credit Agreement is hereby amended to read as follows:

                          "'Software Borrowing Base' means (a) so long as the
                 Parent and/or the Borrowers have not obtained the Mezzanine Debt, (i) 50% of Eligible Inventory of Software at such time that the sum of Eligible Inventory of Software and Babbage's is less than $120,000,000 and (ii) 45% of Eligible Inventory of Software at such time that the sum of Eligible Inventory of Software and Babbage's is equal to or greater than $120,000,000 and (b) after such time as the Parent and/or the Borrowers have obtained the Mezzanine Debt, 45% of Eligible Inventory of Software."

                 (c) The Borrowing Base Report and Compliance Certificate is hereby amended to be in the form of Exhibit F hereto.

                 (d) All references to "Babbages" and "Babbages, Inc." in the Loan Documents shall be amended to refer to "Babbage's" and "Babbage's, Inc.", respectively.

         2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, each Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

                 (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as made on and as of such date;

                 (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

                 (c) each Borrower has full power and authority to execute and deliver this Third Amendment, and this Third Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws; and

                 (d) no authorization, approval consent, or other action by, notice to, or filing with, any governmental authority or other Person is required for the execution, delivery or performance by each Borrower of this Third Amendment.

         3. CONDITIONS OF EFFECTIVENESS. This Third Amendment shall be effective as of June 14, 1996, subject to the following:

                 (i) Administrative Lender shall have received counterparts of this Third Amendment executed by the Determining Lenders;





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                 (ii)     Administrative Lender shall have received
         counterparts of this Third Amendment executed by each Borrower; and

                 (iii) Administrative Lender shall have received, in form and substance satisfactory to Administrative Lender and its counsel, such other documents, certificates and instruments as Administrative Lender shall require.

         4. GUARANTY ACKNOWLEDGEMENT. By signing below, the Parent and each of the Subsidiaries (i) acknowledges, consents and agrees to the execution, delivery and performance by each Borrower of this Third Amendment,
(ii) acknowledges and agrees that its obligations in respect of its Guaranty Agreement are not released, diminished, waived, modified, impaired or affected in any manner by this Third Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Guaranty Agreement, and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty Agreement.

         5.      REFERENCE TO THE CREDIT AGREEMENT.

                 (a) Upon the effectiveness of this Third Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

                 (b) The Credit Agreement, as amended by the amendment referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

         6. COSTS, EXPENSES AND TAXES. The Borrowers, jointly and severally, agree to pay on demand all costs and expenses of Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Third Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of- pocket expenses of counsel for Administrative Lender with respect thereto and with respect to advising Administrative Lender as to its rights and responsibilities under the Credit Agreement, as hereby amended).

         7. EXECUTION IN COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         8. GOVERNING LAW: BINDING EFFECT. This Third Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon each Borrower and each Lender and their respective successors and assigns.





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         9.      HEADINGS.  Section headings in this Third Amendment are
included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

         10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS THIRD AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.


                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK





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         IN WITNESS WHEREOF, the parties hereto have executed this Third
Amendment as the date first above written.

                                        BABBAGE'S, INC.



                                        By:  /s/ OPAL FERRARO
                                           ----------------------------
                                           Name: Opal Ferraro
                                                -----------------------
                                           Title: Vice President
                                                 ----------------------


                                        SOFTWARE ETC. STORES, INC.



                                        By:  /s/ OPAL FERRARO
                                           ----------------------------
                                           Name: Opal Ferraro
                                                -----------------------
                                           Title: Vice President
                                                 ----------------------


                                        NATIONSBANK OF TEXAS, N.A.
                                        as Administrative Lender and as a Lender



                                        By:  /s/ FRANK IZZO
                                           ----------------------------
                                           Name: Frank Izzo
                                                -----------------------
                                           Title: Senior Vice President
                                                 ----------------------


                                        BANK ONE, TEXAS, N.A.



                                        By:  /s/ W. RUSS LESSMANN
                                           ----------------------------
                                           Name: W. Russ Lessmann
                                                -----------------------
                                           Title: Vice President
                                                 ----------------------





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                                        GUARANTY FEDERAL BANK F.S.B.



                                        By:  /s/ ROBERT S. HAYS
                                           ----------------------------
                                           Name: Robert S. Hays
                                                -----------------------
                                           Title: Vice President
                                                 ----------------------


                                        BANQUE FRANCAISE DU COMMERCE EXTERIEUR



                                        By:  /s/ DAVID H. LERNER
                                           ----------------------------
                                           Name: David H. Lerner
                                                -----------------------
                                           Title: Vice President
                                                 ----------------------


ACKNOWLEDGED AND AGREED:

NEOSTAR RETAIL GROUP, INC.



By:  /s/ OPAL FERRARO
   ----------------------------
   Name: Opal Ferraro
        -----------------------
   Title: Vice President
         ----------------------


AUGUSTA ENTERPRISES, INC.



By:  /s/ OPAL FERRARO
   ----------------------------
   Name: Opal Ferraro
        -----------------------
   Title: Chairman
         ----------------------





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CHASADA



By:  /s/ OPAL FERRARO
   ----------------------------
   Name: Opal Ferraro
        -----------------------
   Title: Chairman
         ----------------------





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                                   EXHIBIT F

               BORROWING BASE REPORT AND COMPLIANCE CERTIFICATE

To:              NationsBank of Texas, N.A.

From:            Babbage's, Inc.
                 Software Etc. Stores, Inc.

Date:            _________________, 19____

Re: Credit Agreement, dated as of August 28, 1995 (as amended, "Credit Agreement"), among Babbage's, Inc. ("Babbage's"), Software Etc. Stores, Inc. ("Software"), certain Lenders, and NationsBank of Texas, N.A. as administrative lender


         This Borrowing Base Report and Compliance Certificate is delivered pursuant to Section 6.1 of the Credit Agreement. All capitalized terms used herein and defined in the Credit Agreement shall be used herein as so defined. For purposes hereof, section references herein related to sections of the Credit Agreement, and bracketed amounts or ratios refer to the maximum or minimum amounts or ratios required under the relevant sections of the Credit Agreement.

         1.      Borrowing Base.  [To be completed monthly.]

         Borrowers hereby represent and warrant to each Lender that the following Borrowing Base Report is true and correct in all respects as of __________, 199__ (the "Reporting Date"). The Borrowing Bases are determined as follows:

 C.       BABBAGE'S BORROWING BASE

          Eligible Inventory of Babbage's

          1.      All Inventory                                                     $____________

          2.      Less ineligible Inventory (without duplication)

                  (a)      Inventory to which Borrower or any      $____________
                           Subsidiary does not have lawful and
                           absolute title

                  (b)   Inventory subject to a Lien or Negative    $____________
                        Pledge in favor of any Person other than
                        (i) a Lien in favor of Administrative
                        Lender or (ii) a Permitted Lien which is
                        not a Consensual Lien

                  (c)   Defective Inventory                        $____________

                  (d)   Inventory located outside the United
                        States                                     $____________

                  (e) Inventory not subject to a fully perfected $____________ first priority security interest in favor of Administrative Lender

                  (f)   The sale of such Inventory is subject to   $____________
                        any Necessary Authorization, restriction,
                        or limitation

                  Ineligible Inventory                                              $____________

          3.      Eligible Inventory [(1) - (2)]                                    $____________

          4.      Babbage's Borrowing Base

                  [(3) x (.45)] if the Mezzanine Debt has been issued               $____________
                  or Eligible Inventory of Babbage's and Software is
                  greater than or equal to $120,000,000

                  or

                  [(3) x (.50)] if the Mezzanine Debt has not been                  $____________
                  issued and the Eligible Inventory of Babbage's and
                  Software is less than $120,000,000

 D.       SOFTWARE BORROWING BASE

          Eligible Inventory of Babbage's

          1.      All Inventory                                                     $____________





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

          2.      Less ineligible Inventory (without duplication)

                  (a)   Inventory to which Borrower or any         $____________
                        Subsidiary does not have lawful and
                        absolute title
                  (b)   Inventory subject to a Lien or Negative    $____________
                        Pledge in favor of any Person other than
                        (i) a Lien in favor of Administrative
                        Lender or (ii) a Permitted Lien which is
                        not a Consensual Lien

                  (c)   Defective Inventory                        $____________

                  (d)   Inventory located outside the United
                        States                                     $____________

                  (e) Inventory not subject to a fully perfected $____________ first priority security interest in favor of Administrative Lender

                  (f)   The sale of such Inventory is subject to   $____________
                        any Necessary Authorization, restriction,
                        or limitation

                  Ineligible Inventory                                              $____________

          3.      Eligible Inventory [(1) - (2)]                                    $____________

          4.      Software Borrowing Base

                  [(3) x (.45)] if the Mezzanine Debt has been issued               $____________
                  or Eligible Inventory of Babbage's and Software is
                  greater than or equal to $120,000,000

                  or

                  [(3) x (.50)] if the Mezzanine Debt has not been                  $____________
                  issued and the Eligible Inventory of Babbage's and
                  Software is less than $120,000,000

 E.       BABBAGE'S AVAILABILITY

          1.      Current outstanding Advances to Babbage's        $____________





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
          2.      Current outstanding Reimbursement Obligations    $____________
                  for the account of Babbage's

          3.      [1 + 2]                                          $____________

          4.      Commitment                                       $____________

          5.      Lesser of 4 or A.4.                              $____________

          6.      Babbage's Availability                           $____________
                  [5 - 3]

 F.       SOFTWARE AVAILABILITY

          1.      Current outstanding Advances to Software         $____________

          2.      Current outstanding Reimbursement Obligations    $____________
                  for the account of Software

          3.      [1 + 2]                                          $____________

          4.      Commitment                                       $____________

          5.      Lesser of 4 or B.4.                              $____________

          6.      Software Availability                            $____________
                  [5 - 3]

 G.       AGGREGATE AVAILABILITY

          1.      Current outstanding Advances to Babbage's and    $____________
                  Software
                  [C.1 + D.1]

          2.      Current outstanding Reimbursement Obligations    $____________
                  for the account of Babbage's and Software
                  [C.2 + D.2]

          3.      [1 + 2]                                          $____________

          4.      Commitment                                       $____________

          5.      Combined Borrowing Base                          $____________
                  [A.4 + B.4]

          6.      Obligations outstanding under Term Credit
                  Agreement                                        $____________

          7.      [5 - 6]                                          $____________

          8.      Lesser of 4 or 7                                 $____________





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
          9.      Aggregate Availability                           $____________
                  [8 - 3]

         2. Inventory Summary. Borrowers represent and warrant to each Lender that the attached Inventory Summary of Borrowers was prepared as of the Reporting Date and is true and correct in all respects.

         3. Compliance Certificate. [To be completed quarterly] The undersigned hereby certifies to you as follows:

                 (a) I am, and at all times mentioned herein have been, the duly elected, qualified and acting chief financial officer of Borrowers.

                 (b) I have reviewed the provisions of the Credit Agreement and the other loan documents, and a review of the activities of Borrowers during the period from ___________, 19___ to ______________, 19___ (the "Reporting Period") has been made under my supervision with a view toward determining whether, during the Reporting Period, Borrowers have kept, observed, performed and fulfilled all their obligations under the Credit Agreement and such loan documents.

                 (c) To the best of my knowledge, based upon the foregoing review, the representations and warranties made in Article 4 of the Credit Agreement are true and correct in all material respects as of the date hereof as though made at and as of the date hereof, except for such representations and warranties which relate to a particular date, and no Event of Default has occurred or is continuing or is imminent.

         4. Financial Covenants. [To be completed quarterly] Borrowers hereby represent and warrant to each Lender that as of the last day of the fiscal quarter ended ______________, 19___ (the "Calculation Date"):





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 A.       Section 7.8  Total Liabilities to Net Worth

          (a)     Total Liabilities as of fiscal quarter ended
                  on the Calculation Date                          $____________

          (b)     Tangible Net Worth as of fiscal quarter ended
                  on the Calculation Date                          $____________


          (c)     Ratio of Item (a) to Item (b)                    _____ to 1.00

                  Maximum permitted
                  Fiscal Quarter
                  --------------

                  October, 1995                                    3.50 to 1

                  January, 1996                                    2.50 to 1

                  April, 1996                                      2.00 to 1

                  July, 1996                                       1.75 to 1

 B.       Section 7.9  Fixed Charges Coverage Ratio

          (a)     Pretax Net Income for preceding four fiscal
                  quarters ended on the Calculation Date           $____________

          (b)     interest expense (including interest expense     $____________
                  pursuant to capital leases) for preceding four fiscal quarters ended on the Calculation Date

          (c)     lease expense payable pursuant to operating      $____________
                  leases for preceding four fiscal quarters ended on the Calculation Date

          (d)     Sum of Items (a), (b) and (c)                    $____________

          (e)     Sum of Items (b) and (c)                         $____________

          (f)     Ratio of Item (d) to Item (e)                    _____ to 1.00
                  Required Minimum

                  Fiscal Quarter
                  --------------

                  October, 1995                                     .75 to 1

                  January, 1996                                     .99 to 1

                  April, 1996                                       .85 to 1

                  July, 1996                                       1.10 to 1





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         This Borrowing Base Report and Compliance Certificate is executed and delivered on the ______ day of _________________, 1996.



                                 -----------------------------------------------

                                 -----------------------------------------------
                                 (Print Name) (Print Title) of Babbage's, Inc.
                                  and Software Etc. Stores, Inc.





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